UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

Houlihan Lokey, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37537	95-2770395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., 5th Floor, Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-788-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	HLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 20, 2023, Houlihan Lokey, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”), as further described in Item 5.07 below, at which the Company’s stockholders approved an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to provide exculpation from liability for certain officers to the extent permitted by the Delaware General Corporate Law, eliminate inoperative or historical provisions, and update certain other related miscellaneous provisions (the “Amended Charter”). The Amendment was filed with the State of Delaware on September 21, 2023, and became effective on September 21, 2023. A copy of the Amended Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, stockholders voted on proposals (1) to elect three Class II directors to the Company’s board of directors, each to serve until the Company’s 2026 annual meeting of stockholders, and until a successor has been duly elected and qualified; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2023 Proxy Statement; (3) to ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024; and (4) to approve the Amended Charter. Following is the final tabulation of votes cast at the meeting:

Proposal 1: Election of Class II Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Irwin N. Gold	204,808,721	21,535,542	2,155,410
Cyrus D. Walker	197,960,324	28,383,939	2,155,410
Gillian B. Zucker	221,764,492	4,581,658	2,153,523

Proposal 2: Approval of Non-Binding, Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
217,443,187	8,831,426	71,540	2,153,520

Proposal 3: Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
227,354,899	1,084,034	60,740	0

Proposal 4: Amend and Restate the Amended and Restated Certificate of Incorporation

Votes For	Votes Against	Abstentions	Broker Non-Votes
195,390,127	30,887,664	68,362	2,153,520

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

3.1	Second Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2023

HOULIHAN LOKEY, INC.

By:	/s/ Christopher M. Crain
Name:	Christopher M. Crain
Title:	General Counsel and Secretary